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                                                                   EXHIBIT 10.30

                               AMENDMENT TO LEASE

     This amendment to Lease (this "Amendment") is entered into as of this 28th day of November, 2001 by and between X H Partners, L.P., a California limited partnership ("Landlord"), and SureBeam Corporation, a Delaware corporation ("Tenant").

                                    RECITALS

     A. Landlord and Tenant entered into that certain Standard Form Lease dated as of November 28, 2001 (the "Lease"), under which Landlord agreed to construct and lease a building located on Lot 8 of 3801 E. Vernon Avenue, Vernon, California (the "Property"), as more particularly described in the Lease (the "Premises").

     B. The obligations of Tenant under the Lease are guaranteed by The Titan Corporation (the "Guarantor") pursuant to that certain Lease Guaranty Agreement of even date herewith made by Guarantor in favor of Landlord.

     C. Landlord and Tenant now desire to amend the Lease in order to clarify
(i) the Anticipated Commencement Date and (ii) the penalty for Landlord's failure to achieve Substantial Completion by the Anticipated Commencement Date.

     D. Except as otherwise defined herein, all terms and phrases used in this Amendment that are defined in the Lease shall have the same meaning as set forth in the Lease. In the event of any conflict between the Lease and this Amendment, the terms of the Amendment shall control.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt sufficiency of which is hereby acknowledged it is agreed as follows:

     1. ARTICLE 1; BASIC LEASE PROVISIONS. Section 5 of Article 1 is hereby amended by the deletion of "Anticipated Commencement Date: March 29, 2002," and the insertion of "Anticipated Commencement Date: March 22, 2002" in its place.

     2. EXHIBIT C: WORK LETTER.

        (a) Section 3.7.4 of the Work Letter is hereby amended by the deletion of the following: "but in such case the Commencement Date shall be delayed by one (1) day for each day of delay other than a delay which is attributable to Tenant Delay" and inserting therefor the following:

        "but in such case Tenant shall be entitled to one (1) day of abatement of Monthly Rent for each day of delay (other than delay which is attributable to a Tenant Delay). For example, if Substantial Completion does not occur until seven (7) days after

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        the Anticipated Commencement Date (and such delay is not attributable to
        Tenant Delay), then Tenant shall not be obligated to pay Monthly Rent for the first seven (7) days after Substantial Completion is achieved."

        (b) The date set forth in Item (vii) of Schedule 1 to the Work Letter is hereby confirmed and agreed to be 3/22/2002.

     3. MISCELLANEOUS. This Amendment and the obligations of the parties hereunder shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by both parties. This Amendment may be executed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4. Except as otherwise expressly provided in this Amendment, the terms and provisions of the Lease are unmodified and in full force and effect and the same are ratified and confirmed hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                  LANDLORD:

                                  X H PARTNERS, L.P., a California limited partnership

                                  By:  /s/ John Lehr
                                     -------------------------------------------
                                  Name:  John Lehr
                                       -----------------------------------------
                                  Title:  President
                                        ----------------------------------------

                                  TENANT:

                                  SUREBEAM CORPORATION, a Delaware
                                  corporation

                                  By:  /s/ Kevin K. Claudio
                                     -------------------------------------------
                                  Name:  Kevin K. Claudio
                                       -----------------------------------------
                                  Title:  Senior Vice President
                                          Business Operations
                                        ----------------------------------------

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     The undersigned Guarantor of the Lease hereby executes this Amendment solely to acknowledge the execution of this Amendment by the parties:

                                  GUARANTOR:

                                  TITAN CORPORATION, a Delaware corporation


                                  By:  /s/ Mark W. Sopp
                                     -------------------------------------------
                                  Name:    Mark W. Sopp
                                       -----------------------------------------
                                  Title:   SVP/CFO
                                        ----------------------------------------

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